Goodwill	12 Months Ended
Dec. 31, 2021
Disclosure of reconciliation of changes in goodwill [abstract]
Goodwill
11	Goodwill

$
At January 1, 2020	3,854,199
Exchange differences	138,808

At December 31, 2020 and January 1, 2021	3,993,007
Exchange differences	(14,942)

At December 31, 2021	3,978,065

Impairment tests for cash-generating units containing goodwill
The goodwill balance arose from the acquisition of Prenetics EMEA in 2018 representing the excess of the purchase consideration over the net of the acquisition-date amounts of the identifiable assets acquired and liabilities assumed. Prior to 2020, the Group provided only genetic testing services and therefore determined that the Group as a whole was one operating segment. For the purpose of impairment testing prior to 2020, goodwill was allocated to Prenetics EMEA which was considered to be the smallest group of assets that generated cash flows independently (i.e. cash generating unit, (“CGU”)) upon acquisition.
During the year ended December 31, 2020, the Group launched COVID-19 testing services which was a new business incubated using the experience and knowledge of its workforce from operating the genetic testing business. This resulted in a change in the Group’s reporting structure and a change in the composition of the CGU to which the above goodwill was originally allocated. Further, as from 2020, the Group has identified two operating segments being (1) Prevention which covers the genetic testing services, and (2) Diagnostics which covers the COVID-19 testing services. Accordingly, the Group has reallocated the goodwill balance between Prevention EMEA and Diagnostic EMEA, being the two CGUs identified for the purpose of impairment testing at December 31, 2020.
Below is the summary of the goodwill balance allocated to the Group’s CGUs:

	December 31,
	2021 $	2020 $
Prevention EMEA within the Prevention segment	855,284	858,497
Diagnostics EMEA within the Diagnostics segment	3,122,781	3,134,510

	3,978,065	3,993,007

The recoverable amounts of the CGU Prevention EMEA and CGU Diagnostics EMEA were determined based on value-in-use calculations. These calculations use cash flow projections based on financial budgets approved by management covering a ten-year period. Cash flows beyond the ten-year period are extrapolated using the estimated average growth rates stated below. The key assumptions used in the estimation of the recoverable amounts of the two CGUs are set out below. The values assigned to the key assumptions represent management’s assessment of future trends in the relevant industries and are based on historical data from external and internal sources.

	December 31,
	2021	2020
CGU Prevention EMEA
Pre-tax discount rate	16.0%	16.9%
Terminal value growth rate	3.0%	3.0%
Average revenue growth rate	24.4%	28.6%
CGU Diagnostics EMEA
Pre-tax discount rate	13.7%	16.9%
Terminal value growth rate	3.0%	3.0%
Average revenue growth rate	18.4%	20.1%
Pre-tax discount rate represents the current market assessment of the risks specific to the relevant CGU, regarding the time value of money and individual risks of the underlying assets which have not been incorporated in the cash flow estimates. The discount rate calculation is based on the specific circumstances of the Group and its operating segments and derived from its weighted average cost of capital (“WACC”). The WACC is calculated based on the weighted value of the cost of equity which is derived from the expected return on investment by the Group’s investors, and the cost of debt which is derived from the market lending rate for peer companies.
At December 31, 2021 and 2020, the recoverable amounts of the CGU Prevention and the CGU Diagnostics based on the estimated value-in-use calculations were higher than the carrying amounts of the respective CGUs. Accordingly, no provision for impairment loss for goodwill is considered necessary.
Any reasonably possible changes in the key assumptions used in the value-in-use assessment model would not affect management’s view on impairment at December 31, 2020 and 2021.